Exhibit 10.14.7

AMENDMENT NO. 9

TO THE

LICENSE AND SERVICE AGREEMENT

THIS AMENDMENT NO. 9 effective as of April 13, 2010 (the “Amendment Nine Effective Date”) by and between TELENAV, INC., a Delaware Corporation with principal offices at 1130 Kifer Road, Sunnyvale, CA 94086 (“LICENSOR”), and AT&T Mobility LLC, a Delaware limited liability company with principal offices at 1055 Lenox Park Blvd., Atlanta, GA 30319 (“AT&T”) amends the License and Service Agreement dated as of March 19, 2008 between the Parties (“Agreement”). All capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the parties have amended the Agreement by the:

1.	First Amendment dated as of November 13, 2008;

2.	Second Amendment dated as of November 20, 2008;

3.	Fourth Amendment dated as of June 16, 2009;

4.	Sixth Amendment, dated as of October 13, 2009;

5.	Seventh Amendment, dated as of October 27, 2009;

6.	Eighth Amendment, dated as of November 16, 2009; and

WHEREAS, the Parties inadvertently skipped (and did not execute) a third or fifth amendment to the Agreement and nevertheless desire to continue numbering amendments sequentially; and

WHEREAS, [*****] is developing a [*****] designed specifically for the [*****] and the Parties desire to amend the Agreement to make the [*****] available through such [*****] as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Description of [*****]. The Parties desire that the Agreement be supplemented to include the [*****] described in Exhibit A-1 attached hereto as part of the [*****]. In addition to the other requirements of the Agreement, the [*****] must comply with the requirements set forth in the [*****] (provided separately).

2. Certified Devices. The Parties agree that all [*****] may be added as [*****] for purposes of the [*****] in accordance with Section [*****] of the Agreement.

3. Exhibit F. Section [*****] of Exhibit [*****] of the Agreement is amended to add the following: “The Parties agree that [*****] will be due to LICENSOR for [*****] through the [*****] to any [*****] capable of [*****] such service.”

4. Property Rights. The Parties expressly agree that, pursuant to Section [*****] of the Agreement, [*****] retains all ownership in the [*****] for the [*****], but limited to only the elements of such [*****] that were [*****] (such as [*****] added to the [*****]). [*****] acknowledges that Section [*****] of the Agreement shall not apply to any efforts pursuant to the provision of [*****]. Except as expressly set forth herein, each Party fully reserves all its rights in and to any and all of its Intellectual Property Rights (including but not limited to all rights in and to any materials, ideas, know-how, specifications, or requirements), and this Amendment grants no such rights or license therein or thereto to the other Party. Without limiting the generality of the immediately preceding sentence, [*****] reserves all its rights in and to the following [*****].

5. Milestone Deliverables, Tasks and Dependencies – LICENSOR will use commercially reasonable efforts to comply with the requirements of Exhibit A-2 attached hereto in developing and delivering the [*****].

6. No Further Changes. Except as modified hereby, the Agreement will continue in full force in accordance with its terms.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, AT&T and Licensor, intending to be bound by all of the terms and conditions, have caused this Amendment No. 9 to be duly executed by their respective duly authorized representatives as of the date set forth above. This Amendment No. 9 will not be fully executed and binding on the parties unless and until authorized signatures of both parties are affixed hereto.

AT&T MOBILITY LLC	TeleNav, Inc.

on behalf of itself and its Affiliates

/s/ Ted Woodbery	/s/ Loren E. Hillberg
(Signature)	(Signature)

Printed Name: Ted Woodbery	Printed Name: Loren E. Hillberg

Title: VP Wireless, Voice and Ancillary Products	Title: General Counsel

Date: April 29, 2010	Date: April 29, 2010

EXHIBIT A-1

Description of [*****]

1. [*****] through the [*****]. The following is a feature/functionality list for [*****] delivered through the [*****]. The underlying [*****] will be available on [*****] and in stable and complete shape in a mutually agreed timescale, for TeleNav to be able to guarantee quality for dependent features. [*****] shall provide all APIs as required by LICENSOR to enable the following features and functionalities:

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. [*****] Application through the [*****]

The [*****] application delivered through [*****] will be a [*****] version of the current [*****] application described of the Agreement in Exhibit A, with the same features and capabilities.

[*****] complies with [*****] interface as defined in the [*****] guide and related documents as described in Section [*****] of this amendment (provided separately).

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-2

[*****] milestones for LICENSOR

[*****]

2. Milestone Deliverables, Tasks & Dependencies

This section sets forth the work product, tasks and dependencies for each Milestone. Subject to the dependencies set forth herein, LICENSOR shall provide the work product for each Milestone (each a “Milestone Deliverable”) by the Milestone Due Date and in support of the Key Milestone Schedule identified above—

Milestone 1: [*****]

[*****]

Milestone 2: [*****]

[*****]

Milestone 3: [*****]

[*****]

Milestone 4: [*****]

[*****]

Milestone 5: [*****]

[*****]

Milestone 6: [*****]

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Milestone 7: [*****]

[*****]

Milestone 8: [*****]

[*****]

Milestone 9: [*****]

[*****]

Milestone 10: [*****]

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.